                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANY

                   Investment Company Act file number 811-3346
                                                      --------

                          Oppenheimer Series Fund, Inc.
                          -----------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Arthur S. Gabinet
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
            ---------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------

                       Date of fiscal year end: October 31
                                                ----------

                       Date of reporting period: 1/31/2012
                                                 ---------

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Value Fund

STATEMENT OF INVESTMENTS January 31, 2012 (Unaudited)

                                          Shares          Value
                                        ----------   ----------------
COMMON STOCKS--94.9%
CONSUMER DISCRETIONARY--10.0%
AUTOMOBILES--1.7%
Ford Motor Co.                           3,210,090   $     39,869,318
HOUSEHOLD DURABLES--1.9%
Mohawk Industries, Inc. (1)                737,324         45,094,736
MEDIA--3.8%
Comcast Corp., Cl. A                     2,170,790         57,721,306
Viacom, Inc., Cl. B                        645,950         30,385,488
                                                     ----------------
                                                           88,106,794
MULTILINE RETAIL--2.1%
Target Corp.                               983,370         49,965,030
SPECIALTY RETAIL--0.5%
Talbots, Inc. (The) (1)                  3,345,785         10,840,343
CONSUMER STAPLES--7.7%
BEVERAGES--3.1%
Coca-Cola Co. (The)                      1,080,820         72,987,775
FOOD & STAPLES RETAILING--2.2%
Wal-Mart Stores, Inc.                      836,950         51,355,252
HOUSEHOLD PRODUCTS--2.4%
Church & Dwight Co., Inc.                1,202,640         54,563,777
ENERGY--12.7%
ENERGY EQUIPMENT & SERVICES--1.0%
Baker Hughes, Inc.                         488,250         23,987,723
OIL, GAS & CONSUMABLE FUELS--11.7%
Apache Corp.                               225,710         22,318,205
Chevron Corp.                            1,260,250        129,906,570
Exxon Mobil Corp.                          679,170         56,873,696
Penn West Petroleum Ltd.                 1,274,990         27,743,782
Royal Dutch Shell plc, ADR                 495,740         35,376,006
                                                     ----------------
                                                          272,218,259
FINANCIALS--23.5%
CAPITAL MARKETS--3.7%
Goldman Sachs Group, Inc. (The)            773,908         86,267,525
COMMERCIAL BANKS--11.2%
CIT Group, Inc. (1)                      1,076,190         41,045,887
M&T Bank Corp.                             603,310         48,107,939
U.S. Bancorp                             2,898,030         81,782,407
Wells Fargo & Co.                        3,042,275         88,864,851
                                                     ----------------
                                                          259,801,084
DIVERSIFIED FINANCIAL SERVICES--4.4%
Citigroup, Inc.                          1,555,920         47,797,862
JPMorgan Chase & Co.                     1,485,080         55,393,484
                                                     ----------------
                                                          103,191,346
INSURANCE--4.2%
ACE Ltd.                                   748,855         52,120,308
MetLife, Inc.                            1,279,040         45,188,483
                                                     ----------------
                                                           97,308,791

1 | Oppenheimer Value Fund

Oppenheimer Value Fund

STATEMENT OF INVESTMENTS January 31, 2012 (Unaudited)

                                                  Shares          Value
                                                 ---------   ----------------
HEALTH CARE--12.1%
BIOTECHNOLOGY--1.1%
Gilead Sciences, Inc. (1)                          538,610   $     26,305,712
HEALTH CARE EQUIPMENT & SUPPLIES--2.9%
Medtronic, Inc.                                  1,746,900         67,377,933
HEALTH CARE PROVIDERS & SERVICES--6.1%
HCA Holdings, Inc. (1)                           1,311,358         32,049,590
Humana, Inc.                                       533,186         47,464,218
UnitedHealth Group, Inc.                           736,370         38,136,602
WellPoint, Inc.                                    399,370         25,687,478
                                                             ----------------
                                                                  143,337,888
PHARMACEUTICALS--2.0%
Pfizer, Inc.                                     2,123,260         45,437,764
INDUSTRIALS--7.6%
AEROSPACE & DEFENSE--1.5%
Honeywell International, Inc.                      616,550         35,784,562
AIRLINES--0.4%
United Continental Holdings, Inc. (1)              462,330         10,679,823
ELECTRICAL EQUIPMENT--1.0%
Cooper Industries plc                              394,280         23,309,834
INDUSTRIAL CONGLOMERATES--2.2%
Tyco International Ltd.                          1,001,140         51,008,083
MACHINERY--0.9%
Navistar International Corp. (1)                   478,400         20,709,936
TRADING COMPANIES & DISTRIBUTORS--1.6%
AerCap Holdings NV(1)                            2,919,283         36,461,845
INFORMATION TECHNOLOGY--8.7%
COMMUNICATIONS EQUIPMENT--1.8%
Juniper Networks, Inc.(1)                        2,021,134         42,302,335
COMPUTERS & PERIPHERALS--1.0%
Hewlett-Packard Co.                                832,200         23,284,956
INTERNET SOFTWARE & SERVICES--1.2%
VeriSign, Inc.                                     734,550         27,222,423
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--1.3%
Xilinx, Inc.                                       839,100         30,081,735
SOFTWARE--3.4%
Microsoft Corp.                                  1,175,630         34,716,354
Oracle Corp.                                     1,584,090         44,671,338
                                                             ----------------
                                                                   79,387,692
MATERIALS--4.8%
CHEMICALS--2.7%
Celanese Corp., Series A                           571,984         27,861,341
Mosaic Co. (The)                                   642,580         35,965,203
                                                             ----------------
                                                                   63,826,544
CONTAINERS & PACKAGING--1.6%
Rock-Tenn Co., Cl. A                               596,620         36,906,913
METALS & MINING--0.5%
Allegheny Technologies, Inc.                       241,480         10,960,777

2 | Oppenheimer Value Fund

Oppenheimer Value Fund

STATEMENT OF INVESTMENTS January 31, 2012 (Unaudited)

                                                                              Shares          Value
                                                                            ----------   ----------------
TELECOMMUNICATION SERVICES--1.2%
DIVERSIFIED TELECOMMUNICATION SERVICES--1.2%
AT&T, Inc.                                                                     943,800   $     27,757,158
UTILITIES--6.6%
ELECTRIC UTILITIES--3.3%
American Electric Power Co., Inc.                                              683,660         27,045,590
Edison International, Inc.                                                   1,205,280         49,464,691
                                                                                         ----------------
                                                                                               76,510,281
ENERGY TRADERS--1.2%
GenOn Energy, Inc.(1)                                                       13,054,115         27,805,265
MULTI-UTILITIES--2.1%
Public Service Enterprise Group, Inc.                                        1,610,760         48,870,458
                                                                                         ----------------
Total Common Stocks (Cost $2,020,395,570)                                                   2,210,887,670

                                                    Expiration    Strike
                                                       Date        Price     Contracts
                                                    ----------   ---------   ---------
OPTIONS PURCHASED--0.0%
Chicago Board Options Exchange
Volatility Index Call(1)                               2/15/12   $  40.000       5,817             46,536
Chicago Board Options Exchange
Volatility Index Call(1)                               2/15/12      42.500       4,065             30,488
Chicago Board Options Exchange
Volatility Index Call(1)                               3/21/12      35.000       6,310            473,250
Chicago Board Options Exchange
Volatility Index Call(1)                               3/21/12      40.000       9,460            425,700
                                                                                                  -------
Total Options Purchased (Cost $5,835,909)                                                         975,974

                                                                             Shares
                                                                           ----------
INVESTMENT COMPANY--3.9%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.23% (2,3)
  (Cost $90,610,638)                                                       90,610,638          90,610,638
Total Investments, at Value (Cost $2,116,842,117)                                98.8%      2,302,474,282
Other Assets Net of Liabilities                                                   1.2          28,653,233
                                                                           ----------    ----------------
Net Assets                                                                      100.0%   $  2,331,127,515
                                                                           ==========    ================

Footnotes to Statement of Investments

1.    Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended January 31, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                               SHARES           GROSS         GROSS           SHARES
                                          OCTOBER 31, 2011    ADDITIONS    REDUCTIONS    JANUARY 31, 2012
                                          ----------------   -----------   -----------   ----------------
Oppenheimer Institutional Money Market
  Fund, Cl. E                                  134,220,849   192,148,972   235,759,183         90,610,638

                                              VALUE       INCOME
                                          ------------   ---------
Oppenheimer Institutional Money Market
  Fund, Cl. E                             $ 90,610,638   $  53,179

3 | Oppenheimer Value Fund

Oppenheimer Value Fund

STATEMENT OF INVESTMENTS January 31, 2012 (Unaudited)

3. Rate shown is the 7-day yield as of January 31, 2012.

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

      1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

      2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

      3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

The table below categorizes amounts as of January 31, 2012 based on valuation input level:

                                                                        LEVEL 3--
                                   LEVEL 1--           LEVEL 2--       SIGNIFICANT
                                   UNADJUSTED      OTHER SIGNIFICANT   UNOBSERVABLE
                                 QUOTED PRICES     OBSERVABLE INPUTS      INPUTS            VALUE
                                ----------------   -----------------   ------------   ----------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
  Consumer Discretionary        $    233,876,221   $              --   $         --   $    233,876,221
  Consumer Staples                   178,906,804                  --             --        178,906,804
  Energy                             296,205,982                  --             --        296,205,982
  Financials                         546,568,746                  --             --        546,568,746
  Health Care                        282,459,297                  --             --        282,459,297
  Industrials                        177,954,083                  --             --        177,954,083
  Information Technology             202,279,141                  --             --        202,279,141
  Materials                          111,694,234                  --             --        111,694,234
  Telecommunication Services          27,757,158                  --             --         27,757,158
  Utilities                          153,186,004                  --             --        153,186,004
Options Purchased                        975,974                  --             --            975,974
Investment Company                    90,610,638                  --             --         90,610,638
                                ----------------   -----------------   ------------   ----------------
Total Assets                    $  2,302,474,282   $              --   $         --   $  2,302,474,282
                                ----------------   -----------------   ------------   ----------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

See the accompanying Notes for further discussion of the methods used in determining value of the Fund's investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," observable market inputs other than unadjusted quoted prices are classified as "Level 2" and significant unobservable inputs, including the Manager's

4 | Oppenheimer Value Fund

Oppenheimer Value Fund

STATEMENT OF INVESTMENTS January 31, 2012 (Unaudited)

judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Directors or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Directors (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

5 | Oppenheimer Value Fund

Oppenheimer Value Fund

STATEMENT OF INVESTMENTS January 31, 2012 (Unaudited)

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

      COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

      CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

      EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

      FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

      INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

      VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure

6 | Oppenheimer Value Fund

Oppenheimer Value Fund

STATEMENT OF INVESTMENTS January 31, 2012 (Unaudited)

to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

      COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

      CREDIT RELATED CONTINGENT FEATURES. The Fund's agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on volatility indexes to increase exposure to volatility risk. A purchased call option becomes more valuable as the level of the underlying volatility index increases relative to the strike price.

During the period ended January 31, 2012, the Fund had an ending monthly average market value of $3,492,842 on purchased call options.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

As of January 31, 2012 the Fund had no outstanding written options.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of January 31, 2012 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

7 | Oppenheimer Value Fund

Oppenheimer Value Fund

STATEMENT OF INVESTMENTS January 31, 2012 (Unaudited)

Federal tax cost of securities      $  2,144,076,113
                                    ================

Gross unrealized appreciation       $    263,218,276
Gross unrealized depreciation           (104,820,107)
                                    ----------------
Net unrealized appreciation         $    158,398,169
                                    ================

8 | Oppenheimer Value Fund

ITEM 2. CONTROLS AND PROCEDURES.

      (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/31/2012, the
            registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

      (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Series Fund, Inc.

By: /s/ William F. Glavin, Jr.
    --------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 3/13/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ William F. Glavin, Jr.
    --------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 3/13/2012

By: /s/ Brian W. Wixted
    --------------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 3/13/2012